UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 15, 2010
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices / Zip Code)
(404) 364-9400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 15, 2010, Lodgian, Inc. (the “Company”) issued a press release announcing that at a special meeting of the Company’s stockholders held that day, the stockholders adopted the Agreement and Plan of Merger, dated as of January 22, 2010 (the “Merger Agreement”), by and among the Company, LSREF Lodging Investments, LLC (“Purchaser”), and LSREF Lodging Merger Co., Inc. (“Merger Sub”), and approved the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Purchaser. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release, dated April 15, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lodgian has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lodgian, Inc. (Registrant)
Dated: April 15, 2010	By:	/s/ James A. MacLennan
Name: JAMES A. MACLENNAN
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 15, 2010